                                                                    EXHIBIT 10.3


         SECOND AMENDMENT, dated as of August 2,2002 (this "Amendment", to the INTERIM CREDIT AGREEMENT, dated as of March 11, 2002 (as amended by the First Amendment and Waiver, dated as of June 12, 2002, and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("AIMCO"), NHP MANAGEMENT COMPANY, a District of Columbia corporation ("NHP Management") and APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT") (AIMCO, NHP Management and the REIT are collectively referred to herein as "Borrowers"), LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "Administrative Agent"), as Syndication Agent and as a Lender, each lender from time to time party thereto and LEHMAN BROTHERS INC., as Sole Lead Arranger and Bookrunner.

                                  WITNESSETH:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrowers;

         WHEREAS, the Borrower has requested that the Lenders agree to amend
Section 7.14(a) of the Credit Agreement;

         WHEREAS, the Lenders have agreed to amend such Section solely upon the terms and conditions provided for in this Amendment;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendment to Section 7.14(a) of the Credit Agreement. Section 7.14(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefor the following new Section:

          (a) Permit the Fixed Charge Coverage Ratio as at the end of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                             Fixed Charge
                     Fiscal Quarter Ended                   Coverage Ratio
           ---------------------------------------          --------------
           Closing Date to March 31,2002                          1.70x

           June 30, 2002 to June 30, 2003                         1.60x

           September 30, 2003 to December 31, 2003                1.65x

           March 31, 2004 and thereafter                          1.70x

         3. Conditions to Effectiveness. This Amendment shall become effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

          (a) The Administrative Agent shall have received five counterparts hereof duly executed and delivered by each Borrower.

          (b) The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters") from each of the Supermajority Lenders.

          (c) The Administrative Agent shall have received an executed Acknowledgment and Consent, in the form of Exhibit B-1, B-2 or B-3, as applicable, from each Guarantor and each Pledgor other than the Borrowers.

          (d) The Administrative Agent shall have received for the account of each Lender that executes and delivers to the Administrative Agent a Consent Letter at or prior to 5:00 P.M., New York City time, on August 2, 2002, a consent fee equal to 0.20% of the aggregate unpaid principal amount of such Lender's Loans on such date.

          (e) On or before the Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto nor previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          (f) The Administrative Agent shall have received evidence satisfactory to it and its counsel that the Revolver Administrative Agent and the Lenders under the Revolving Credit Agreement (i) have modified, or concurrently with the Effective Date will modify, the Revolving Credit Agreement in a manner satisfactory to the Administrative Agent and the Lenders and the Administrative Agent shall have been provided with true, correct and complete copies of the documents effecting such modifications to the Revolving Credit Agreement and (ii) have consented to or waived their right to consent to the Borrowers' and the Guarantors' execution and delivery of this Amendment.

         4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to Administrative Agent and each Lender that (before and after giving effect to this Amendment):

          (a) Each Borrower has all requisite corporate or other entity power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and each Loan Document. Each Guarantor and each Pledgor has all requisite corporate or other entity power and authority to enter into the

     Acknowledgement and Consent, in the form of Exhibit B-1, B-2 or B-3, as applicab1e, and to carry out the transactions contemplated by, and perform its obligations under each Loan Document to which it is a party.

          (b) The execution and delivery of this Amendment and of each Acknowledgement and Consent and the performance of the Amended Agreement and of each other Loan Document have been duly authorized by all necessary corporate or other entity action on the part of each Borrower Party that is a party thereto.

          (c) The execution, delivery, and performance by each Borrower of this Amendment and of the Amended Agreement and by each Pledgor and Guarantor of each Acknowledgement and Consent to which it is a party and compliance with the provisions thereof do not and will not (i) violate or conflict with, or result in a breach of, or require any consent under (A) any Organization Documents of such Borrower Party or any of its Subsidiaries, (B) any applicable material Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (C) any Contractual Obligation of such Borrower Party or any of its Subsidiaries or by which any of them or any of their property is bound or subject, or (ii) constitute a default under any such agreement or instrument, or (iii) result in, or require, the creation or imposition of any Lien on any of the Properties of such Borrower Party or any of its Subsidiaries, except, in each case under this clause (c), as provided in
     Section 5.03 of the Credit Agreement.

          (d) The execution, delivery and performance by each Borrower Party of this Amendment and of the Amended Agreement and by each Pledgor and Guarantor of each Acknowledgment and Consent to which it is a party do not and will not require any authorization of a Governmental Authority (other than any authorizations of a Governmental Authority obtained on or before the Effective Date and disclosed in writing to the Lenders).

          (e) This Amendment and each Acknowledgment and Consent has been duly executed and delivered by each Borrower Party party thereto and this Amendment and each Acknowledgment and Consent are the legally valid and binding obligations of such Borrower Parties party thereto, enforceable against such Borrower Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f) The representations and warranties in Section V of the Credit Agreement are true correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, were true, correct and complete in all material respects on and as of such earlier date).

          (g) Borrowers and the other Borrower Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment, the Credit Agreement and the other Loan Documents provide shall be performed or satisfied by Borrowers or the other Borrower Parties on or before the Effective Date.

         (h) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

         5. Payment of Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         6. No Other Amendments or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendment and waivers contained herein shall not be construed as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers that would require the waiver or consent of the Administrative Agent or the Lenders.

         7. GOVERNING LAW; Miscellaneous. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ThE LAW OF ThE STATE OF NEW YORK.

         (b) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (c) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment, each Acknowledgment and Consent and the Lender Consent Letters signed by all the parties shall be lodged with the Borrowers and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         (d) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       AIMCO PROPERTIES, L.P.

                                       By:  AIMCO-GP, INC.
                                       Its: General Partner


                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Name:  Peter K. Kompaniez
                                           Title: President


                                       APARTMENT INVESTMENT AND MANAGEMENT
                                        COMPANY


                                       By: /s/ PETER K. KOMPANIEZ
                                           -------------------------------------
                                           Name:  Peter K. Kompaniez
                                           Title: President


                                       NHP MANAGEMENT COMPANY

                                       By: /s/ PATRICK FOYE
                                           -------------------------------------
                                           Name:  Patrick Foye
                                           Title: Executive Vice President


                                       LEHMAN COMMERCIAL PAPER INC.,
                                        as Administrative Agent


                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title: Authorized Signatory